Exhibit 10.2

                     Form of Registration Rights Agreement

                  REGISTRATION RIGHTS AGREEMENT dated as of _______ __, 1997 (the "Agreement") among JAMES RIVER CORPORATION OF VIRGINIA, a Virginia corporation (the "Company") and the parties listed on the signature pages of this Agreement (each a "Stockholder" and, collectively, the "Stockholders" and, together with the Company, the "Parties") who will, as of the effective time of the Merger (as defined below) be holders of shares of common stock, par value $0.10 per share, of the Company (the "Common Shares") in such number as set forth on Schedule I to this Agreement.

                             PRELIMINARY STATEMENTS

                  WHEREAS, James River Delaware, Inc., a Delaware Corporation and wholly owned subsidiary of the Company ("Merger Sub") will be merged with and into Fort Howard Corporation, a Delaware corporation ("Fort Howard") (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of May 4, 1997 by and among the Company, Merger Sub and Fort Howard (the "Merger Agreement");

                  WHEREAS, the Stockholders will receive the Common Shares pursuant to the Merger; and

                  WHEREAS, it is a condition to the obligations of the parties to the Merger Agreement to consummate the Merger that this Agreement be entered into by the Parties concurrently with the closing under the Merger Agreement.

                  NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS


                  SECTION 1.01. Definitions. Terms used but not defined herein are used herein as defined in the Merger Agreement. The following terms, as used herein, have the following meanings:

                  (a) the "Commission" means the Securities and Exchange Commission;

                  (b) "Demand Registration" has the meaning specified in Section 2.02;

                  (c) "Holder(s)" means the Stockholders and the transferees of Registrable Securities which are affiliates of such transferring Stockholder or, in the case of any transfers by AT&T Investment Management Co., a successor trust or the trust for a successor plan in connection with or following the reorganization of the pension plans or trust of AT&T Corp. and Lucent Technologies Inc.;

                  (d) "Piggyback Registration" has the meaning specified in
         Section 2.03;

                  (e) "Pooling Period" means the period commencing at the effective time of the Merger and continuing until the date on which the Company first publishes (in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement) financial results covering at least 30 days of post-Merger combined operations;

                  (f) "Registrable Securities" means (i) Common Shares issued or issuable in the Merger to the Stockholders at the Effective Time and
         (ii) any securities issued or issuable in respect of such Common Shares by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise; and

                  (g) "Subsidiary" or "Subsidiaries" means any corporation, partnership, joint venture or other legal entity of which the Company or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation or other legal entity.

                                ARTICLE II

                           REGISTRATION RIGHTS


                  SECTION 2.01. Registrable Securities. The registration rights provided herein apply to Registrable Securities, but with respect to any particular Registrable Security, only so long as such security continues to be a Registrable Security. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been disposed of pursuant to such effective registration statement, (ii) it is sold pursuant to Rule 144 promulgated under the Securities Act (or another exemption from the registration requirements of the Securities Act), (iii) it has been otherwise transferred, upon which transfer the Company has delivered a new certificate or other evidence of ownership for such Registrable Security not bearing the legend required pursuant to Section 6.09(a) of the Merger Agreement and it may be resold without subsequent registration under the Securities Act (or under any appropriate exemption) or any blue sky law then in force or (iv) it shall have ceased to be outstanding.

                  SECTION 2.02. Demand Registration. (a) At any time during the first three years after the Effective Time ("Initial Demand Period"), any Holder of Registrable Securities may request in writing that the Company register in an underwritten public offering under the Securities Act, all or part of such Holder's Registrable Securities (a "Demand Registration") and the Company shall thereupon promptly use its best efforts to effect, subject to the next sentence and the provisions of Subsection 2.02(c), such Demand Registration. No Demand Registration shall be effected until 30 days following the end of the Pooling Period and the Company shall not be obligated (i) to effect a Demand Registration in the six-month period following a sale of Registrable Securities under a previous Demand Registration, (ii) subject to Section 2.04, to effect more than three Demand Registrations or (iii) to effect a Demand Registration with respect to less than $25,000,000 in aggregate fair market value of Registrable Securities or such lesser amount as shall constitute all of the Registrable Securities then held by the Holders. A request for Demand Registration will specify the number of shares of Registrable Securities proposed to be sold. A registration will not count as a Demand Registration until the registration statement relating thereto has been declared effective by the Commission.

                  (b) Promptly (but in no event more than 15 days) after receipt of a request for registration of Registrable Securities pursuant to Section 2.02(a) hereof, the Company shall provide notice of such request to all Holders of Registrable Securities on the books of the Company other than those who made the request under Section 2.02(a), and each such Holder shall have the right, within a period of fifteen (15) days after the date of such notice, to request the Company to include in the offering to which the Demand Registration relates all or a portion of such Holder's Registrable Securities.

                  (c) In the event that the Holders making a request to be included in a Demand Registration pursuant to Section 2.02(b) together with the Holders who requested registration of Registrable Securities pursuant to Section 2.02(a) hereof (the "Participating Holders") have requested registration of Registrable Securities in excess of the Maximum Demand Amount (as hereinafter defined), if applicable, each Participating Holder shall have the right to register up to such number of such Holder's Registrable Securities which bears the same proportion to the Maximum Demand Amount as all of the Registrable Securities owned by such Participating Holder bears to the total number of Registrable Securities owned by all Participating Holders (hereinafter referred to as a Participating Holder's "Eligible Securities"). To the extent that any Participating Holder does not elect to have all or part of such Participating Holder's Eligible Securities included in the offering for which Demand Registration has been made, the Eligible Securities of the other Participating Holders who elect to participate in the offering shall be increased pro rata based on the number of Eligible Securities owned by each.

                  The "Maximum Demand Amount" means the maximum number of Registrable Securities that the managing underwriter or underwriters of the offering advise the Company may be included in such offering without materially and adversely affecting the success of the offering.

                  (d) Morgan Stanley Leveraged Equity Fund II L.P. ("MSLEF II"), so long as it holds any Registrable Securities and is participating in a Demand Registration, or in all other circumstances a majority of the Holders participating in the Demand Registration, shall select the book-running and other managing underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering, in each case which are reasonably satisfactory to the Company.

                  (e) Notwithstanding any provision of this Agreement to the contrary, if advised by the managing underwriter or underwriters of an offering of securities for the account of the Company, the Company shall not be required to effect a separate registration pursuant to this Section 2.02 during the period starting with the date of filing by the Company of, and ending on a date 60 days following the effective date of, a registration statement pertaining to such offering for the account of the Company; provided that the Company shall actively employ in good faith all reasonable efforts to cause such registration statement to become effective as soon as possible thereafter.

                  SECTION 2.03. Piggyback Registration. If during the Initial Demand Period the Company proposes to file a registration statement under the Securities Act with respect to an offering of (or including) Common Shares (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders of Common Shares other than the Holders, then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer, subject to the terms and conditions hereof, the Holders the opportunity to register such Registrable Securities as the Holders may request, within 15 days after receipt of such notice, on the same terms and conditions as the Company's or such other holders' shares of Common Stock (a "Piggyback Registration").

                  SECTION 2.04. Reduction of Offering. (a) Notwithstanding anything contained herein to the contrary, if the managing underwriter or underwriters of an offering described in Section 2.02 or 2.03 shall advise the Company that either (i) the size of the offering that the Holders, the Company and any other persons intend to make or (ii) the combination of securities that the Holders, the Company and such other persons intend to include in such offering are such that the success of the offering would be materially and adversely affected, then:

                  (A) if the size of the offering is the basis of such underwriter's advice, the amount of Registrable Securities to be offered for the account of the Holders shall be reduced in the manner set forth in Section 2.02(c) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that (x) in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of the Holders shall be reduced only after the amount of securities to be offered for the account of the Company and such other persons has been reduced to zero and (y) in the case of a Piggyback Registration, if securities are being offered for the account of persons other than the Company, then the proportion by which the amount of such Registrable Securities intended to be offered for the account of the Holders is reduced shall not exceed the proportion by which the amount of such securities intended to be offered for the account of such other persons is reduced; or

                  (B) if the combination of securities to be offered is the basis of such underwriter's advice, then

                           (x) in the case of a Demand Registration, the
                  Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)(x)) or

                           (y) in the case of a Piggyback Registration, the
                  Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)(y)); provided, however, that if such reduction in the number of Registrable Securities would, in the judgment of the managing underwriter, be insufficient to eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

                  (b) If there is any reduction or exclusion by more than 50% of Registrable Securities pursuant to Section 2.02(c) or this Section 2.04 in connection with any registration requested pursuant to Section 2.02(a), such registration shall not be deemed to be a Demand Registration for the purposes of determining the maximum number of Demand Registrations the Company is obligated to effect.

                                  ARTICLE III

                            REGISTRATION PROCEDURES


                  SECTION 3.01. Filings; Information. Subject to the limitations in Article II, whenever the Holders request that any Registrable Securities be registered pursuant to Section 2.02 hereof:

                  (a) the Company will as expeditiously as practicable prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of the lesser of 90 days and such period as is necessary to complete such offering;

                  (b) the Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Holders and each managing underwriter, if any, copies thereof, and thereafter furnish to the Holders and each such underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Holders or such underwriter may reasonably request in order to facilitate the sale of the Registrable Securities;

                  (c) after the filing of the registration statement, the Company will promptly notify the Holders of any stop order issued or, to the knowledge of the Company, threatened to be issued by the Commission and take all necessary actions required to prevent the entry of such stop order or to remove it if entered;

                  (d) the Company will endeavor to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Holders or the managing underwriter, if any, reasonably (in light of the Holders' intended plan of distribution) requests; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e) the Company shall, as promptly as practicable, notify the Holders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to the Holders and to the underwriters any such supplement or amendment. The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence, the Holders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies then in the Holders' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.01(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Holders such supplemented or amended prospectus;

                  (f) the Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities;

                  (g) the Company will furnish to the Holders and to each managing underwriter, if any, a signed counterpart, addressed to the Holders and each underwriter, of (i) an opinion or opinions of counsel to the Company (including a "Rule 10b-5" opinion) and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters delivered to such parties;

                  (h) commencing within three months after the effective date of the registration statement, the Company will make generally available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder;

                  (i) the Company will use its best efforts to cause all Common Shares (including, without limitation, all Registrable Securities) to be listed on each securities exchange, if any, or the National Association of Securities Dealers' interdealer quotation system on which similar securities issued by the Company are then listed; and

                  (j) Management of the Company and the Participating Holders will cooperate in the selling effort, and the Company will coordinate and conduct a "road show" in connection with such offering.

                  The Company may require the Holders promptly to furnish in writing to the Company such information regarding the Holders' plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

                  SECTION 3.02. Registration Expenses. In connection with any Demand Registration or Piggyback Registration, the Holders shall be responsible for any underwriting discounts or commission that may be payable in connection with the sale of its securities. The Company will pay all other expenses incurred in connection with such registration, including, but not limited to,
(i) all filing fees with the Commission, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities), (iii) printing expenses, (iv) the fees and expenses incurred in connection with the listing of the securities, (v) fees and expenses of counsel and independent certified public accountants for the Company (including the expenses of any comfort letters pursuant to Section 3.01(g) hereof) and (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration. The Company shall also pay internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) relating to any Demand Registration or Piggyback Registration.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION


                  SECTION 4.01. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its employees, officers and directors, and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder if a copy of the current prospectus was not provided to a purchaser and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability or for any sales occurring after the Company has informed such Holder under Section 3.01(e) and prior to the delivery by the Company of any supplement or amendment to such prospectus. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this Section 4.01.

                  SECTION 4.02. Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holders, but only with reference to information furnished in writing by or on behalf of such Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.02.

                  Notwithstanding anything to the contrary in this Agreement, the obligation of each Holder to indemnify according to this Agreement will be individual to each Holder and will be limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

                  SECTION 4.03. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to
Section 4.01 or 4.02, such person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  SECTION 4.04. Contribution. (a) To the extent any indemnification by an Indemnifying Party to an Indemnified Party is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (b) The Parties agree that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                                   ARTICLE V

                                    COVENANT


                  SECTION 5.01. The Company shall cause financial results covering the first full month of post-Merger combined operations to be published within 90 days after the effective time of the Merger.

                                   ARTICLE VI

                                 MISCELLANEOUS


                  SECTION 6.01. Participation in Underwritten Registrations. No Holder may participate in any underwritten registered offering contemplated hereunder unless such Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms hereof and of such underwriting arrangements.

                  SECTION 6.02. Rule 144. The Company covenants that it will use its best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act,
                                      -12-
as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will promptly deliver to the Holders a written statement as to whether it has complied with such requirements.

                  SECTION 6.03. Holdback Agreement. In connection with any offering in which a Holder participates pursuant to this Agreement, the Company agrees (i) not to effect any public sale or distribution of any Common Shares, or any securities convertible into or exchangeable or exercisable for Common Shares (other than any such sale or distribution of such securities pursuant to registration of such securities on Form S-4 or S-8 or any successor forms or any such sale or distribution of such securities in connection with any merger or consolidation involving the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of the capital equity or substantially all of the assets of any other Person), during the 14 days prior to, and during the period recommended by the underwriter of such offering (but in no event more than 120 days) beginning on, the effective date of any registration statement except as part of such registration statement and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 6.03 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

                  SECTION 6.04. Assignment. The Stockholders shall be entitled to assign the registration rights granted herein, in whole or in part, to any transferee of Registrable Securities which is an affiliate of the transferring Stockholder or, in the case of AT&T Investment Management Co. is a successor trust or the trust for a successor plan in connection with or following the reorganization of the pension plans or trust of AT&T Corp. and Lucent Technologies Inc. provided that such Registrable Securities do not cease being Registrable Securities pursuant to Section 2.01 upon consummation of such transfer. Upon such assignment, each reference in this Agreement to the "Stockholders" or the "Parties" shall be deemed to include the assignee.

                  SECTION 6.05. Termination. This Agreement shall be terminated upon the earlier to occur of (i) the sale of all Registrable Securities by the Holders and (ii) the mutual consent of the Parties; provided, however, that
Article IV shall survive such termination.

                  SECTION 6.06. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.06) (with a copy, in each case, to Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, Telecopier:
(212) 848-7179, Attention: Faith D. Grossnickle, Esq.):

                  (a)      if to the Company:

                           James River Corporation of Virginia
                           120 Tredegar Street
                           Richmond, Virginia  23219
                           Telecopier:  (804) 343-4609
                           Attention:  Clifford A. Cutchins, IV

                           with a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, NY  10019
                           Telecopier No.:  (212) 403-2000
                           Attention:  Patricia A. Vlahakis, Esq.

                  (b)      if to [Morgan Stanley & Co., Incorporated]:

                           1221 Avenue of the Americas
                           New York, New York  10022
                           Telecopier:  ____________
                           Attention:  _____________

                  (c)      if to AT&T Investment Management Co.:

                           ---------------------
                           ---------------------
                           Telecopier:  ____________
                           Attention:  _____________

                  (d)      if to First Plaza Group Trust:

                           ---------------------
                           ---------------------
                           Telecopier:  ____________
                           Attention:  _____________


                  SECTION 6.07. Amendments; Waiver. (a) Subject to the terms of
Section 6.05 hereof, this Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Parties; provided, however, that the Parties may (i) extend the time for the performance of any of the obligations or other acts of the other Party or (ii) waive compliance with any of the agreements or conditions of the other Party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

                  SECTION 6.08. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions set forth in this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions set forth in this Agreement be consummated as originally contemplated to the fullest extent possible.

                  SECTION 6.09. Binding Effect; Benefit. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 6.10. Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

                  SECTION 6.11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court.

                  SECTION 6.12. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 6.13. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 6.14. Waiver of Jury Trial. EACH OF THE COMPANY AND THE STOCKHOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE COMPANY OR THE STOCKHOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                  SECTION 6.15. Entire Agreement. This Agreement (including the schedules hereto) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any Party unless made in writing and signed by all Parties.

                  IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                            JAMES RIVER CORPORATION OF VIRGINIA

                                            By _________________________________
                                            Name:
                                            Title:

                                            MORGAN STANLEY & CO., INCORPORATED

                                            By _________________________________
                                            Name:
                                            Title:

                                            AT&T INVESTMENT MANAGEMENT CO.

                                            By _________________________________
                                            Name:
                                            Title:

                                            FIRST PLAZA GROUP TRUST

                                            By:  Mellon Bank, N.A.,
                                              as Trustee

                                            By _________________________________
                                            Name:
                                            Title:

                                   Schedule I

                              Ownership of Shares
                      Immediately After The Effective Time

              MS&Co.                            ____________________

              AT&T Investment Management Co.    ____________________

              First Plaza Group Trust           ____________________

              [other affiliates]                ____________________